UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2010
RESOLUTE ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34464	27-0659371
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1675 Broadway, Suite 1950
Denver, CO	80202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 303-534-4600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     As announced in the Current Report on Form 8-K filed by Resolute Energy Corporation (the “Company”) on October 7, 2010, the Company entered into Warrant Exercise and Stock Issuance Agreements (collectively, the “Warrant Exchange Agreements”) with affiliates of Pine River Capital Management, L.P. (the “Pine River Affiliates”).
     The Company and the Pine River Affiliates have amended the Warrant Exchange Agreements to extend the anticipated closing date of the transactions contemplated by the Warrant Exchange Agreements until November 15, 2010, to allow the Company to pursue required regulatory approvals.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: October 28, 2010

RESOLUTE ENERGY CORPORATION
By:	/s/ Michael N. Stefanoudakis
Michael N. Stefanoudakis
Senior Vice President & General Counsel